EXHIBIT 10.16

                             DISTRIBUTION AGREEMENT
                             ----------------------

     THIS AGREEMENT dated the lst day of January, 1995 by and between MICRO-MEDICAL DEVICES, INC., 317 Paragon Way, Castle Pines Village, CO 80104 ("Micro-Medical") and MEDICAL DYNAMICS, INC., ("MEDY"), 99 Inverness Drive East, Englewood, Colorado 80112, USA, a company organized and existing under the laws of the State of colorado.

                                  WITNESSETH:

     WHEREAS, Micro-Medical is manufacturing and selling medical products;

     WHEREAS, MEDY has appropriated facilities, knowledge and ability to sell such products;

     WHEREAS, MEDY desires to purchase finished products from Micro-Medical for distribution bearing Micro-Medical labels, trademarks, and trade names; and

     WHEREAS, Micro-Medical is willing to manufacture its products with such labeling, trademarks, and trade names (provided they are in conformance with applicable law and regulation) for MEDY.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINITIONS
   -----------

     1.1 The term "Products" as used in this Agreement shall mean the products listed on Schedule a which may be manufactured by Micro-Medical pursuant to this Agreement, which products will bear the labels, trademarks, trade names, identifying marks and technological and ornamental design modifications according to design criteria submitted by MEDY, as well as spare parts and accessories, and also all improvements and products in replacement thereof manufactured by or for Micro-Medical for use in this Products.

     1.2 The term "Supplier" as used in this Agreement shall mean any third party who provides materials, goods or services to Micro-Medical.

2. RELATIONSHIP
   ------------

     2.1 Micro-Medical hereby agrees to exclusively manufacture for MEDY the Products pursuant to this Agreement.

     2.2 (a) MEDY hereby grants authority to Micro-Medical to use MEDY's labels,
trademarks,   trade  names,   identifying  marks  and  other  technological  and
ornamental design modifications solely for the manufacture of Products.

         (b)  Micro-Medical   hereby   grants  authority  to  MEDY  and  to  any
sub-distributors that may be appointed by MEDY to sue Micro-Medical's labels, trademarks as listed in Schedule "B" and trade names in the sale of Products.

     2.3 The relationship created between the parties by this Agreement is solely that of seller and buyer. Purchase and sale of, or any other transaction concerning the Products shall be carried out by MEDY in the name and for the account of MEDY and MEDY shall not enter into any agreements with third parties in any way binding Micro-Medical. MEDY may, in its discretion, establish subdistributor relationships with third parties at prices and terms as may be determined by MEDY from time-to-time.

     2.4 Nothing herein contained shall constitute this Agreement to be a joint venture, partnership, or relationship of principal and agent.

     2.5 (a) No provisions of this Agreement shall constitute a grant of any license of any kind to Micro-Medical for the use, manufacture, or sale of any trademark, tradename, or product which is proprietary to and the property of MEDY except as specifically set forth herein.

         (b) No provisions of this Agreement shall constitute a grant of any license of any kind to MEDY for the use, manufacture, or sale of any trademark, tradename, or product which is proprietary to and the property of Micro-Medical except as specifically set forth herein.

3. PURCHASE ORDERS
   ---------------

     3.1 MEDY shall submit firm, non-cancelable purchase orders for Products pursuant to this Agreement at least 60 days before delivery of Products is requested. MEDY submits herewith its initial purchase order for delivery of Products during the 90 day period beginning 60 days after the execution of this agreement.

     3.2 Products are sold F.O.B. Micro-Medical's facility.

     3.3 In case of any conflict or ambiguity between this Agreement and each separate purchase order, this Agreement shall prevail, unless it is expressly set forth in writing and executed by the parties hereto, that a deviation from this agreement shall prevail over a contrary provision in this Agreement. No unilateral term set forth in any order, invoice or other document, shall be effective to negate any term contained in this Agreement, irrespective of the delivery or acceptance of a product under such document.

4. TERM
   ----

     4.1 The term of this Agreement shall be for 66 months from January 1, 1995. The parties hereto may extend or renegotiate the term by mutual written consent.

     4.2 In addition, Micro-Medical hereby grants MEDY a first right of refusal to distribute all future products directly related to the items described in Schedule A, and any revisions, modifications, enhancements, or improvements thereto, or substitutions therefore. Micro-Medical shall give MEDY not less than 60 days notice of any such product and, unless affirmatively rejected by MEDY, such product will be included herein.

     4.3 In addition, Micro-Medical hereby grants MEDY a first right of refusal to purchase any portion of the products listed on Schedule A for which Micro-Medical may receive a bona fide offer from a third party ("Third Party Offer"). Upon receipt of a Third Party Offer, Micro- Medical shall convey the terms thereof to MEDY which may (within 90 days of the date it receives said notice from Micro-Medical) exercise its right hereunder and purchase the products designated in the Third Party Offer at the same price and on the same terms set forth in the Third Party Offer. If MEDY does not exercise this right of first refusal, then this Agreement becomes non-exclusive as to any products purchased pursuant to the Third Party Offer provided such purchase occurs within 30 days after the expiration of MEDY's right of first refusal contained in this section.

5. TERMINATION
   -----------

     5.1 MEDY may terminate this Agreement at anytime upon 90 days notice.

     5.2 Upon termination, MEDy is still liable for all orders placed prior to the termination date in accordance with the terms of this Agreement and the submitted purchase orders and shall promptly return to Micro-Medical all technical and clinical information in its possession regarding the Products.

     5.3 In addition to any termination rights of MEDY granted elsewhere in this Agreement, MEDY may terminate this agreement without penalty if:

          (a) Any Product infringes any claim or patent of any other person; or

          (b) Micro-Medical fails to deliver Products 60 days after the purchase order therefor is placed by MEDY and accepted by Micro-Medical; or

          (c) A petition is filed either voluntarily or involuntarily by or against Micro-Medical under the federal Bankruptcy Code, or a petition is filed against Micro-Medical for the appointment of a receiver; or

          (d)  any   governmental   approval   for  any   Product  or   facility
     manufacturing any Product is revoked, denied, cancelled, or withdrawn; or

          (e)   Micro-Medical    unreasonably   refuses   to   incorporate   any
     technological  or  ornamental  design  modifications  to  Products,   which
     modifications were proposed, in writing, by MEDY; or

          (f) If any substantiated action or claim for damages resulting from a defect in any of the products listed on Schedule a is made against MEDY.

          (g) If MEDY notifies Micro-Medical of a substantiated technological problem with any of the products listed on Schedule A and Micro-Medical is unable to remedy the problem within 45 days from the date notice of such problem is given to Micro-Medical by MEDY.

6. PRICING
   -------

     6.1 MEDY shall be free to fix its resale prices and other conditions with its customers and sub-distributors.

     6.2 Unless otherwise agreed, all sales of the Products to MEDY shall be at the price set forth on Schedule "A", which prices will be reviewed by the parties quarterly during the first year of this contract, and annually thereafter. No adjustment to the price (either increase or decrease, as a result of changes in direct costs) shall affect any open purchase order for Products received prior to such adjustment.

7. CREDIT TERMS
   ------------

     7.1 Payment terms are 30 days after invoice date on all Products.

     7.2  At  such  time  as   Micro-Medical   receives   an  order  from  MEDY,
Micro-Medical will ship the order within 60 days FOB Micro-Medical to the destination designated by MEDY.

     7.3 In the event that any governmental authority under current law, or any subdivision thereof, requires the payment of stamp taxes, registration taxes, turnover taxes, or other taxes or duties levied on a transaction under this Agreement by reason of the execution or the performance thereof, it shall be the responsibility of MEDY to pay all such taxes when due. MEDY further agrees to indemnify Micro-Medical and hold it harmless from all liability of whatever nature which may be imposed on Micro-Medical arising out of MEDY's failure, for whatever reason, duly to pay such taxes.

     7.4 If Micro-Medical is indebted to MED for any amount at the time any payment by MEDY to Micro-Medical is due (whether pursuant to Paragraph 15.4 or otherwise), MEDY may credit 100% of such payment against a reduction in the amounts due MEDY from Micro- Medical. Such credit will be taken by notice from MEDY to Micro-Medical.

8. EXPENSES INCURRED BY MEDY
   -------------------------

     8.1 MEDY shall pay all expenses incurred by it in performance of its duties as a seller and distributor of the Products and Micro-Medical shall not be responsible for any such expenses.

     8.2 At its own expense, MEDY shall give appropriate instructions to its purchasers of the Products for the use of the Products strictly in accordance with the specifications and manuals applicable to such Products.

9. WARRANTY
   --------

     9.1 Micro-Medical warrants that the Products are fit for all purposes described in Micro- Medical's authorized technical data or sales promotion materials and are merchantable under their respective descriptions in such data or promotion materials Micro-Medical hereby disclaims all other warranties relating to the Products, whether expressed or implied.

     9.2 Claims under the above warranty shall be dispatched in writing by MEDY to Micro- Medical as soon as a warrant claim is received by MEDY but not later than thirty (30) days after the expiration of the warrant period. The warranty period shall commence at the time of delivery of MEDY.

10. CHANGES IN THE PRODUCTS
    ------------------------

     10.1 MEDY will not incorporate any technological or ornamental design modifications without the prior written consent of Micro-Medical, which consent will not be unreasonably withheld.

     10.2 Micro-Medical has the right to make changes to the Products at any time, provided the changes do not affect the form or the function of the Product. This does not, however, apply to the Products already subject to an accepted purchase order from MEDY or to the labeling, trademarks, trade names, identifying marks or other differentiating technological or ornamental design modifications incorporated into the Products under this Agreement.

     10.3 Micro-Medical and MEDY, b reason of Section 12 hereof, have exchanged secrecy agreements for the purpose of planning future technology and ornamental modifications to the Products. The result of such planning will be to determine what, if any, technological or ornamental design changes will be incorporated into the Products to be delivered to MEDY pursuant to this Agreement.

11. ASSIGNMENT
    ----------

     11.1 This Agreement shall not be assignable by either party without the prior written consent of the other party.

     11.2 MEDY may appoint sub-distributors for the Products.

12. CONFIDENTIALITY
    ---------------

     12.1 Any technical, commercial or other information of a confidential nature disclosed by one party (the "Disclosing Party") to the other party (the "receiving Party") shall be treated as confidential and the Receiving party shall not during the duration of this Agreement or for a three (3) year period after termination, without the prior written consent of the Disclosing Party, disclose or pass it to any third party except as may be required for the proper performance of the Receiving Party's duties hereunder, to its employees, regulatory authorities or customers of MEDY or Micro-Medical or for the purpose of legally enforcing its rights hereunder. Any transfer of such information to any person including persons permitted to receive such information as aforesaid, shall only be done following execution of an undertaking by such person to maintain the confidentiality of such information. The Receiving Party shall take steps appropriate under the circumstances to protect the status of such information as confidential.

     12.2 The information which is at time of disclosure or thereafter becomes a part of the public domain through no fault of the Receiving Party, which has been independently developed by the Receiving Party as shown by written record, and hereafter lawfully disclosed to the Receiving Party by the third party which did not acquire the information under an obligation of confidentiality from the disclosing party will be excluded from the confidential information.

13. INFRINGEMENT OF INDUSTRIAL PROPERTY RIGHTS
    ------------------------------------------

     13.1 If MEDY or Micro-Medical becomes aware that the sale or use of the Products might infringe any industrial property right of a third party, MEDY shall give Micro-Medical or Micro-Medical shall give MEDY, as the case may be, prompt notice thereof. MEDY shall cooperate with Micro-Medical at the expense of Micro-Medical in the defense of any action, suit or claim by any third party alleging any such infringement by Micro-Medical.

     13.2 Each party undertakes to inform the other party immediately of all acts of unfair competition and of all infringements of industrial property rights of Micro-Medical and MEDY respectively. Micro-Medical and MEDY respectively shall, at no cost of the other party, give the other party all reasonable assistance in the protection against such acts and infringements. If Micro-Medical decides not to protect its rights, MEDY may do so at its own cost and with the assistance of Micro-Medical.

14. RELIEFS
    -------

     14.1 Either party shall e excused from fulfillment of any obligations other than payment of product under this Agreement only to the extent that and for so long as such performance is prevented or delayed by causes beyond its control such as industrial disputes, riots, floods, war, warlike hostilities, fire, embargo, shortage of labor or parts, power, fuel, means of transportation or common lack of other necessities, which shall be informed to the other party without any delay.

15. MISCELLANEOUS
    -------------

     15.1 Waiver. The failure of any part to insist in any instance upon a strict performance of the provisions and conditions of this Agreement, shall not be construed as a waiver for the further of any of the provisions and conditions herein contained, but the same shall continue and remain in full force and effect.

     15.2 Alteration, Etc. No alteration or amendment to this Agreement shall be valid unless such alteration or amendment is reduced to writing and signed by the parties hereto.

     15.3 Notices. Any notice required or permitted to be given under this Agreement by one of the parties to the other, shall be given for all purposes by delivery in person, by telex, by registered air mail, postage prepaid, telegram or by telefax addressed to:

     MEDY             Medical Dynamics, Inc.
                      99 Inverness Drive, East
                      Englewood, CO 80112
                      Attn:  Van a. Horsley, President
                      tel:  (303) 790-2990
                      fax:  (303) 799-1378

     Micro-Medical    Micro-Medical Devices, Inc.
                      317 Paragon Way
                      Castle Pines Village, CO 80103
                      Attn:  Edwin L. Adair, M.D., President
                      tel:  (303)
                      fax:  (303)

     Each party may change its address by written notice given to the other party in the manner set forth above.

     Unless otherwise specifically provided for herein, such notice shall take effect upon receipt by addressee, provided that such notice shall be deemed to have arrived upon the expiration of ten (10) days from the date of sending in case of mail and forty-eight (48) hours from the hours of sending in case of telegram, telex, or telefax.

     15.4 Loan. Provided Micro-Medical conveys to MEDY adequate collateral, MEDY will loan up to $120,000 to Micro-Medical pursuant to the promissory note attached hereto.

     15.5 Sublease. MEDY will sublease ____ square feet of office and other space in MEDY's existing facilities to Micro-Medical for the term of this Distribution Agreement. MEDY and Micro-Medical will mutually agree as to the definition of the space to be subleased. Micro- Medical will pay MEDY $____ per month as rent for the subleased space during the term of the sublease, which rent will be subject to adjustments based on any adjustments in MEDY's underlying lease. Micro-Medical will also reimburse MEDY $___ per month for anticipated use by Micro-Medical of MEDY's employees. Both the rental payment and the reimbursement for employees will be paid to MEDY not later than the first day of each month, commencing June 1, 1995. The rental payment and the reimbursement for employees are intended to compensate MEDY for actual direct and indirect expenses incurred by MEDY in providing space and employees to Micro-Medical; consequently, the parties will review Micro-Medical's use of MEDY's space not less than quarterly during the first year of this agreement and annually thereafter, and will adjust the charges to Micro-Medical as the parties may deem appropriate.

16. APPLICABLE LAW AND ARBITRATION
    ------------------------------

     16.1 This Agreement and every agreement or sales contract resulting herefrom, shall be governed by, and construed in accordance with the laws of the State of Colorado as such law shall from time to time be in effect, and such laws shall also govern in the settlement, by arbitration, court proceedings or otherwise, any and all disputes arising between the parties as well as the validity of the arbitration clause in Article 16.2 below.

     16.2 Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by binding arbitration in accordance with the Arbitration Rules of the American Arbitration Association, Judicial Arbiter Group of Boulder, Colorado, or other recognized arbitration forum in the Denver, Colorado Metropolitan area, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All arbitration proceedings will be held in Denver, Colorado, and the laws of Colorado (except for conflict of laws principles) shall apply to all matters arising hereunder.


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


     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the day and year first above written.


MEDICAL DYNAMICS,                             MICRO-MEDICAL DEVICES, INC.



By: /s/ Van A. Horsley                        By: /s/ Edwin L. Adair
   ---------------------------                   -------------------------------
   Van A. Horsley, President                     Edwin L. Adair, M.C., President

                                   SCHEDULE A

     All  Products  Related  to  the  Universal   Sterile  Endoscopy  System  TM
including, but not limited to the following:


ITEM                           PATENT                     PRICE
----                           ------                     -----

Sterilizable Video           4.914,521
Camera Cover, being          reissue
the following:               RE.34,002

   1.)  Sterile                                   To Be Determined Per Agreement
   CCD Drapes
   (Single Chip)
   (Three Chip)

   2.)  USES  Camera

Sterile Surgical             App. No.             To Be Determined Per Agreement
Coupler and Drape            08/350,682


Windowed Self-               App. No.             To Be Determined Per Agreement
Centering Drape              08/318,271
for Surgical Camera

                                   SCHEDULE B

TRADEMARKS OWNED BY MICRO-MEDICAL DEVICES, INC.

"USES" TM
Universal/Sterile Endoscopy System TM
Micro-Endoscopes TM
Micro-Laparoscopes TM
Micro-Arthroscopes TM
Micro-Systoscopes TM
Micro-Systo-Urethroscopes  TM
Micro-Uretheroscopes TM
Micro-FiberEndoscopes  TM
Micro-Hysteroscopes TM
Micro-Salphingoscopes  TM
Steril-CCD TM Coupler/Drape TM
Steri-Stick TM USES Camera TM
SuperNova Light Source TM

Removable Core Endoscopes TM
Tethered Channels TM
Tethered Sheath TM

Adair Imaging Stone Basket TM
Adair Imaging Balloon Catheter TM
Safe Entry System TM
Access Expansion System TM
Biliary Stone Management System TM
Adair Imaging Cholangiogram Catheter TM

Adair Imaging Steerable Guide Wire TM

Liga-Loop TM
Liga-Stitch TM
Electro-Liga-Loop TM

Sterile Endoscopy Systems TM
Sterile Imaging Systems TM

Endotracheal Intubation System TM
Electronic Colposcopy TM
Percutaneous Laparoscopic Gastrostomy TM
Laparoscopic Intraperitoneal Biopsy System TM
Laparoscopic Barbitage System Tm
Laparoscopic Intraperitoneal Biopsy System with Imaging Needle TM